United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2016

UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

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Registrant’s telephone number, including area code: (804) 633-5031

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (the “Amendment No. 1”) amends Item 7.01 of the Current Report on Form 8-K filed on February 5, 2016 (the “Original Form 8-K”) solely to correct an error on slide 14 of the investor presentation furnished as Exhibit 99.1 thereto (the “Exhibit”). As previously furnished, slide 14 of the Exhibit reflected incorrect data on the amount of stock available for repurchase under the current authorized repurchase plan of Union Bankshares Corporation (the “Company”), which has been corrected on Exhibit 99.1 to this Amendment No. 1. No other changes have been made to the Original Form 8-K.

Item 7.01 Regulation FD Disclosure.

Exhibit 99.1 attached hereto is a replacement of slide 14 of the Exhibit furnished on the Original Form 8-K and contains information that the members of the Company’s management will use during visits with investors, analysts, and other interested parties to assist their understanding of the Company throughout the first quarter 2016. The foregoing information is being furnished, not filed, under Item 7.01 of this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

99.1	Slide 14 of Union Bankshares Corporation investor presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: February 8, 2016	By: /s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer